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AIG   AMERICAN                                                                                                PLATINUM INVESTOR PLUS
        |GENERAL                                                                                   VARIABLE UNIVERSAL LIFE INSURANCE
                                                                                                            SUPPLEMENTAL APPLICATION


                                                                                    American General Life Insurance Company, ("AGL")
(This supplement must accompany the appropriate application for life insurance.)        Member of American International Group, Inc.

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APPLICANT INFORMATION - SUPPLEMENT TO THE APPLICATION ON THE LIFE OF
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                                     JOHN DOE                                                   1/21/02
                                    ------------------------------------------------------   --------------------------------------
                                    Name of proposed insured                                 Date of application for life insurance

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INITIAL ALLOCATION PERCENTAGES
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INVESTMENT OPTIONS    In the "Premium Allocation" column, indicate how each premium received is to be allocated. In the "Deduction
                      Allocation" column, indicate which investment options are to be used for the deduction of monthly account charges. Total allocations in each column must equal 100%. Use whole percentages only.

                                           PREMIUM    DEDUCTION                                               PREMIUM    DEDUCTION
                                          ALLOCATION  ALLOCATION                                             ALLOCATION  ALLOCATION
                                          ----------  ----------                                             ----------  ----------
[AIM VARIABLE INSURANCE FUNDS                                     PIMCO VARIABLE INSURANCE TRUST
AIM V.I. International Growth Division (316)  100%       100%     PIMCO Real Return Bond Division (344)            _____%   _____%
AIM V.I. Premier Equity Division (317)      _____%     _____%     PIMCO Short-Term Bond Division (343)             _____%   _____%
                                                                  PIMCO Total Return Bond Division (345)           _____%   _____%
AMERICAN CENTURY VARIABLE Portfolios, Inc.
VP Value Division (318)                     _____%     _____%     PUTNAM VARIABLE TRUST
                                                                  Putnam VT Diversified Income Division (346)      _____%   _____%
AYCO SERIES TRUST                                                 Putnam VT Growth and Income Division (347)       _____%   _____%
Ayco Growth Division (326)                  _____%     _____%     Putnam VT Int'l Growth and Income Division (348) _____%   _____%

CREDIT SUISSE TRUST                                               SAFECO Resource Series Trust
Small Cap Growth Division  (356)            _____%     _____%     Equity Division (349)                            _____%   _____%
                                                                  Growth Opportunities Division (350)              _____%   _____%
DREYFUS INVESTMENT PORTFOLIOS
MidCap Stock Division (329)                 _____%     _____%     FUND COMPANY "X"
                                                                  "A" Division (xxx)                               _____%   _____%
DREYFUS VARIABLE INVESTMENT FUND                                  "B" Division (xxx)                               _____%   _____%
Quality Bond Division (327)                 _____%     _____%     "C" Division (xxx)                               _____%   _____%
Small Cap Division (328)                    _____%     _____%     "D" Division (xxx)                               _____%   _____%

FIDELITY VARIABLE INSURANCE PRODUCTS FUND                          THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
VIP Asset Manager Division (333)            _____%     _____%      Equity Growth Division (351)
VIP Contrafund Division (332)               _____%     _____%      High Yield Division (352)
VIP Equity-Income Division (330)            _____%     _____%
VIP Growth Division (331)                   _____%     _____%      VALIC COMPANY I
                                                                   International Equities Division (319)           _____%   _____%
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST               Mid Cap Index Division (320)                    _____%   _____%
Franklin U.S. Government Division (357)     _____%     _____%      Money Market I Division (321)                   _____%   _____%
Mutual Shares Securities Division (358)     _____%     _____%      Nasdaq-100 Index Division (322)                 _____%   _____%
Templeton Foreign Securities Division (359) _____%     _____%      Science & Technology Division (325)             _____%   _____%
                                                                   Small Cap Index Division (324)                  _____%   _____%
JANUS ASPEN SERIES                                                 Stock Index Division (323)                      _____%   _____%
Aggressive Growth Division (336)            _____%     _____%
International Growth Division (334)         _____%     _____%      VANGUARD VARIABLE INSURANCE FUND
Worldwide Growth Division (335)             _____%     _____%      High Yield Bond Division (353)                  _____%   _____%
                                                                   REIT Index Division (354)                       _____%   _____%
J.P. MORGAN SERIES TRUST II
J.P. Morgan Small Company Division (337)    _____%     _____%      VAN KAMPEN LIFE INVESTMENT TRUST
                                                                   Growth & Income Division (355)                  _____%   _____%
MFS VARIABLE INSURANCE TRUST
MFS Capital Opportunities Division (340)    _____%     _____%      AGL DECLARED FIXED INTEREST ACCOUNT (301)
MFS Emerging Growth Division (338)          _____%     _____%      OTHER:___________________________________       _____%   _____%]
MFS New Discovery Division (341)            _____%     _____%                                                        100%     100%
MFS Research Division (339)                 _____%     _____%

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
Mid-Cap Growth Division (342)               _____%     _____%

AGLC 100175-2002                                                                                                        Page 1 of 4

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DOLLAR COST AVERAGING
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DOLLAR COST    ($5,000 MINIMUM BEGINNING ACCUMULATION VALUE) An amount can be systematically transferred from the [Money Market I
AVERAGING      Division] and transferred to one or more of the investment options below. The [AGL Declared Fixed Interest Account]
               is not available for Dollar Cost Averaging. Please refer to the prospectus for more information on the Dollar Cost
               Averaging option.

               Day of the month for transfers: _____________________   (Choose a day of the month between 1-28.)

               Frequency of transfers:  [_] Monthly    [_] Quarterly    [_] Semiannually   [_] Annually

               Transfer $ ________________________________             ($100 MINIMUM, WHOLE DOLLARS ONLY)


AIM VARIABLE INSURANCE FUNDS                                    PIMCO VARIABLE INSURANCE TRUST
AIM V.I. International Growth Division (316)    $__________     PIMCO Real Return Bond Division (334)               $__________
AIM V.I. Premier Equity Division (317)          $__________     PIMCO Short-Term Bond Division (343)                $__________
                                                                PIMCO Total Return Bond Division (345)              $__________
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
VP Value Division (318)                         $__________     PUTNAM VARIABLE TRUST
                                                                Putnam VT Diversified Income Division (346)         $__________
AYCO SERIES TRUST                                               Putnam VT Growth and Income Division (347)          $__________
Ayco Growth Division (326)                      $__________     Putnam VT Int'I Growth and Income Division (348)    $__________

CREDIT SUISSE TRUST                                             SAFECO RESOURCE SERIES TRUST
Small Cap Growth Division (356)                 $__________     Equity Division (349)                               $__________
                                                                Growth Opportunities Division (350)                 $__________
DREYFUS INVESTMENT PORTFOLIOS
MidCap Stock Division (329)                     $__________     FUND COMPANY "X"
                                                                "A" Division (xxx)                                  $__________
DREYFUS VARIABLE INVESTMENT FUND                                "B" Division (xxx)                                  $__________
Quality Bond Division (327)                     $__________     "C" Division (xxx)                                  $__________
Small Cap Division (328)                        $__________     "D" Division (xxx)                                  $__________

FIDELITY VARIABLE INSURANCE PRODUCTS FUND                       THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
VIP Asset Manager Division (333)                $__________     Equity Growth Division (351)                        $__________
VIP Contrafund Division (332)                   $__________     High Yield Division (352)                           $__________
VIP Equity-Income Division (330)                $__________
VIP Growth Division (331)                       $__________     VALIC COMPANY I
                                                                International Equities Division (319)               $__________
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST            Mid Cap Index Division (320)                        $__________
Franklin U.S. Government Division (357)         $__________     Money Market I Division (321)                       $__________
Mutual Shares Securities Division (358)         $__________     Nasdaq-100 Index Division (322)                     $__________
Templeton Foreign Securities Division (359)     $__________     Science & Technology Division (325)                 $__________
                                                                Small Cap Index Division (324)                      $__________
JANUS ASPEN SERIES                                              Stock Index Division (323)                          $__________
Aggressive Growth Division (336)                $__________
International Growth Division (334)             $__________     VANGUARD VARIABLE INSURANCE FUND
Worldwide Growth Division (335)                 $__________     High Yield Bond Division (353)                      $__________
                                                                REIT Index Division (354)                           $__________
J.P. MORGAN SERIES TRUST II
J.P Morgan Small Company Division (337)         $__________     VAN KAMPEN LIFE INVESTMENT TRUST
                                                                Growth & Income Division (355)                      $__________

MFS VARIABLE INSURANCE TRUST                                    OTHER: _______________________________              $__________
MFS Capital Opportunities Division (340)        $__________
MFS Emerging Growth Division (338)              $__________
MFS New Discovery Division (341)                $__________
MFS Research Division (339)                     $__________

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
Mid-Cap Growth Division (342)                   $__________

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AUTOMATIC REBALANCING
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AUTOMATIC      ($5,000 MINIMUM BEGINNING ACCUMULATION VALUE) Variable division assets will be automatically rebalanced based on the
REBALANCING    premium percentages designated on Page 1 of this form. If the AGL Declared Fixed Interest Account has been designated for premium allocation, the rebalancing will be based on the proportion allocated to the variable divisions. Please refer to the prospectus for more information on the Automatic Rebalancing option.

               CHECK HERE FOR AUTOMATIC REBALANCING FREQUENCY:  [_] Quarterly  [_] Semiannually  [_] Annually
               ----------------------------------------------   -------------  ----------------  -----------
               NOTE: Automatic Rebalancing is not available if the Dollar Cost Averaging option has been chosen.

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MODIFIED ENDOWMENT CONTRACT
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CONTRACT       If any premium payment causes the policy to be classified as a modified endowment contract under Section 7702A of the
               Internal Revenue Code, there may be potentially adverse tax consequences. Such consequences include: (1) withdrawals or loans being taxed to the extent of gain; and (2) a 10% penalty tax on the taxable amount. In order to avoid modified endowment status, I request any excess premium that could cause such status to be refunded.
                                                                                                         [_] YES   [x] NO
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AGLC 100175-2002                                                                                                         Page 2 of 4
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TELEPHONE AUTHORIZATION
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INITIAL APPROPRIATE    I (or we, if Joint Owners), hereby authorize American General Life Insurance Company ("AGL") to act on
BOX HERE:              telephone instructions to transfer values among the variable divisions and the AGL Declared Fixed Interest
                       Account and to change allocations for future premium payments and monthly deductions given by:
                       [   ]  Policy Owner(s) -- if Joint Owners, either of us acting independently.
                       [   ]  Policy Owner(s) or the Agent/Registered Representative who is appointed to represent AGL and the firm authorized to service my policy.

                       AGL and any person designated by this authorization will not be responsible for any claim, loss or expense based upon telephone instructions received and acted on in good faith, including losses due to telephone instruction communication errors. AGL's liability for erroneous transfers and allocations, unless clearly contrary to instructions received, will be limited to correction of the allocations on a current basis. If an error, objection or other claim arises due to a telephone transaction, I will notify AGL in writing within five working days from receipt of confirmation of the transaction from AGL. I understand that this authorization is subject to the terms and provisions of my variable universal life insurance policy and its related prospectus. This authorization will remain in effect until my written notice of its revocation is received by AGL at its home office.
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SUITABILITY
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ALL QUESTIONS          1. Have you, the Proposed Insured or Owner (if different), received the variable universal
MUST BE ANSWERED.      life insurance policy prospectus and the prospectuses describing the investment options?     [ ] yes   [X] no
                       (IF "YES," PLEASE FURNISH THE PROSPECTUS DATES.)

                          Variable Universal Life Insurance Policy Prospectus:             _________________
                          Supplements (if any):                                            _________________
                       2. Do you understand and acknowledge:
                           a.  THAT THE POLICY APPLIED FOR IS VARIABLE, EMPLOYS THE USE OF SEGREGATED ACCOUNTS
                               WHICH MEANS THAT YOU NEED TO RECEIVE AND UNDERSTAND CURRENT PROSPECTUSES FOR THE
                               POLICY AND THE UNDERLYING ACCOUNTS?                                                  [ ] yes   [X] no
                           b.  THAT ANY BENEFITS, VALUES OR PAYMENTS BASED ON PERFORMANCE OF THE SEGREGATED
                               ACCOUNTS MAY VARY; AND                                                               [ ] yes   [X] no
                               (1) ARE NOT GUARANTEED BY THE COMPANY, ANY OTHER INSURANCE COMPANY, THE U.S.
                                   GOVERNMENT OR ANY STATE GOVERNMENT?                                              [ ] yes   [X] no
                               (2) ARE NOT FEDERALLY INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY
                                   OTHER AGENCY, FEDERAL OR STATE?                                                  [ ] yes   [X] no
                           c.  THAT IN ESSENCE, ALL RISK IS BORNE BY THE OWNER EXCEPT FOR FUNDS PLACED IN
                               THE AGL DECLARED FIXED INTEREST ACCOUNT?                                             [ ] yes   [X] no
                           d.  THAT THE POLICY IS DESIGNED TO PROVIDE LIFE INSURANCE COVERAGE AND TO ALLOW
                               FOR THE ACCUMULATION OF VALUES IN THE SEGREGATED ACCOUNTS?                           [ ] yes   [X] no
                           e.  THE AMOUNT OR DURATION OF THE DEATH BENEFIT MAY INCREASE OR DECREASE,
                               DEPENDING ON THE INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT?                      [ ] yes   [X] no
                           f.  THE POLICY VALUES MAY INCREASE OR DECREASE, DEPENDING ON THE INVESTMENT
                               EXPERIENCE OF THE SEPARATE ACCOUNT, THE AGL DECLARED FIXED INTEREST ACCOUNT
                               ACCUMULATION, AND CERTAIN EXPENSE DEDUCTIONS                                         [ ] yes   [X] no
                       3. Do you believe the Policy you selected meets your insurance and investment objectives
                          and your anticipated financial needs:                                                     [ ] yes   [X] no


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AGLC 100175-2002                                                                                                         Page 3 of 4
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Your Signature
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Signatures                    Signed at (city, state)       Anytown, USA
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                              Print name of Broker/Dealer
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                              X Registered representative                    State license #                      Date
                              --------------------------------------------   -----------------------------------  ------------------

                              X Primary proposed insured       John Doe                                           Date  1/21/01
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                              X Owner                                                                             Date
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                              (If different from Proposed Insured)

                              X Joint Owner                                                                       Date
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                              (If applicable)



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AGLC 100175-2002                                                                                                        Page 4 of 4
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